Exhibit 10.3

JOINT FILING AGREEMENT

          In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with all other Reporting Persons (as such term is defined in the Schedule 13D referred to below) on behalf of each of them a statement on Schedule 13D (including amendments thereto) with respect to the Class A Common Stock, par value $0.0001 per share, of Gaiam, Inc. and that this Joint Filing Agreement be included as an Exhibit to such joint filing.  This Joint Filing Agreement may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement.

August 15, 2005.

REVOLUTION LIVING LLC

/s/ Stephen M. Case

Name:	Stephen M. Case
Title:	President and Chief Executive Officer

REVOLUTION LLC

By:	/s/ Stephen M. Case

Name:	Stephen M. Case
Title:	President and Chief Executive Officer

STEPHEN M. CASE REVOCABLE TRUST

By:	/s/ Stephen M. Case

Name:	Stephen M. Case
Title:	Trustee

STEPHEN M. CASE

/s/ Stephen M. Case